                       UNITED STATES BANKRUPTCY COURT
                       SOUTHERN DISTRICT OF NEW YORK
-------------------------------------------x
In re                                     :
                                          :     Chapter 11 Case Nos.
                                          :
RHYTHMS NETCONNECTIONS INC., ET AL.,      :     01- 14283 (BRL) through
                                          :     01- 14287 (BRL)
                                          :
            Debtors.                      :     (Jointly Administered)
                                          :
-------------------------------------------x
                            Monthly Operating Statements For
                     The Period October 1, 2001 to October 31, 2001

DEBTORS
Rhythms NetConnections Inc.
Rhythms Links Inc.
Rhythms Links Inc. - Virginia
Rhythms Leasing Inc.
RCanada, Inc.

DEBTORS' ADDRESS
9100 E. Mineral Circle
Englewood, CO 80112
                                               Monthly Disbursements: $9,864,250

DEBTORS' ATTORNEYS
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153

                                      Monthly Operating Profit (Loss): $(32,489)



            The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information, contained therein is complete, accurate and truthful to the best of my knowledge.

Date: November 19, 2001                          By /s/ J. W. Braukman
                                                   -----------------------------
                                                      J. W. Braukman
                                                      Chief Financial Officer

Indicate if this is an amended statement by checking here

                                                  Amended Statement
                                                                   ------------

                           RHYTHMS NETCONNECTIONS INC.
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                                           OCTOBER 31,
                                     ASSETS                                                    2001
-------------------------------------------------------------------------------------------------------
Current assets:                                                                             (unaudited)
  Cash and cash equivalents                                                                    $ (226)
  Short-term investments                                                                      126,992
  Restricted cash                                                                              52,672
  Accounts receivables, net                                                                     7,259
  Loans, interest, and other receivables, net                                                     913
  Inventory                                                                                       561
  Prepaid expenses and other current assets                                                    43,764
-------------------------------------------------------------------------------------------------------
   Total current assets                                                                       231,935
-------------------------------------------------------------------------------------------------------
Furniture, fixtures and equipment, net                                                        240,933
Collocation fees, net                                                                          74,012
Investments                                                                                    12,340
Other assets                                                                                   14,097
-------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                                $ 573,317
======================================================================================================

                      LIABILITIES AND STOCKHOLDERS' DEFICIT
-------------------------------------------------------------------------------------------------------
Current liabilities:
  Current portion of long-term debt                                                           $ 5,886
  Accounts payable - Trade
    Prepetition Liabilities                                                                    23,352
    Post Petition Liabilities                                                                  10,349
  Interest payable                                                                             52,349
  Accrued expenses                                                                             28,751
  Other current liabilities                                                                    20,607
Senior notes payable                                                                          856,971
-------------------------------------------------------------------------------------------------------
   Total current liabilities                                                                  998,265
-------------------------------------------------------------------------------------------------------

Long-term Deferred Installation Revenues                                                        1,545
-------------------------------------------------------------------------------------------------------
   Total liabilities                                                                          999,810
-------------------------------------------------------------------------------------------------------

Mandatorily redeemable common stock warrants                                                        -
Mandatorily redeemable preferred stock                                                        493,035
-------------------------------------------------------------------------------------------------------
                                                                                            1,492,845
Stockholders' deficit:
  Common stock, $0.001 par value; 250,000,000 shares authorized;
      79,739,764 shares issued as of 2000 and 79,750,254 as of 2001                                80
  Treasury stock, at cost none as of 2000 and 156,768 as of 2001                                 (472)
  Additional paid-in capital                                                                  343,691
  Warrants and Deferred Compensation                                                           87,157

  Accumulated deficit                                                                      (1,349,984)
  Accumulated comprehensive income                                                                  -
-------------------------------------------------------------------------------------------------------
   Total stockholders' deficit                                                               (919,528)
-------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                                 $ 573,317
======================================================================================================

                           RHYTHMS NETCONNECTIONS INC.
                       CONSOLIDATED SUPPLEMENTAL SCHEDULES
                                 (IN THOUSANDS)

                                                                                                  OCTOBER 31,
PREPAID AND OTHER CURRENT ASSETS                                                                     2001
                                                                                                    -------
                                                                                                  (unaudited)
      Prepaid Maintenance Agreements                                                                  $  3,360
      Prepaid Insurance                                                                                    810
      Prepaid Other                                                                                        240
                                                                                                     ----------
           Subtotal                                                                                   $  4,410

      Current Deferred Installation Costs                                                               32,616

      Employee Trust Assets                                                                              6,738

           TOTAL                                                                                      $ 43,764
===============================================================================================================

INVESTMENTS
-----------
      At Home Solutions                                                                               $ 10,000
      Megapath, Inc.                                                                                     2,289
      Other                                                                                                 51
                                                                                                     ----------
           TOTAL                                                                                      $ 12,340
===============================================================================================================


OTHER ASSETS
-------------
      Deferred Business Acquisition Costs                                                             $  9,868
      Security Deposits                                                                                  4,229
                                                                                                     ----------
           TOTAL                                                                                      $ 14,097
===============================================================================================================


ACCRUED EXPENSES
-----------------
      Operating Expenses
           Prepetition                                                                                $  1,841
           Post Petition                                                                                12,858
                                                                                                     ----------
             Subtotal                                                                                 $ 14,699

      Accrued Wages and Benefits                                                                         5,752

      Accrued Sales, Use, Property, and Telecommuncation Fees                                            8,300
                                                                                                     ----------

           TOTAL                                                                                      $ 28,751
===============================================================================================================


OTHER CURRENT LIABILITIES
--------------------------
      Capital Lease Obligation                                                                             393
      Current Deferred Installation Revenues                                                             8,912
      Insurance Claim                                                                                   11,250
      Sublease Deposits                                                                                     52
                                                                                                     ----------

           TOTAL                                                                                      $ 20,607
===============================================================================================================

                             RHYTHMS NETCONNECTIONS
                      SCHEDULE OF DISBURSEMENTS BY COMPANY
                    OCTOBER 1, 2001 THROUGH OCTOBER 31, 2001

                                          OPERATING         PAYROLL           TOTAL
                  COMPANY NAME            EXPENSES          EXPENSES       DISBURSEMENTS
                 ----------------         ------------    --------------   --------------
Rhythms NetConnections, Inc.              $1,640,644        $ 1,603,306     $ 3,243,950

Rhythms Links Inc.                        $6,608,835                        $ 6,608,835

Rhythms Links Virginia, Inc.              $   11,465                        $    11,465

Rhythms Leasing                           $        0                        $         -

RCanada Inc.                              $        0                        $         -

                                         ------------       ------------   --------------
               TOTAL DISBURSEMENTS        $8,260,944         $1,603,306     $ 9,864,250
                                         ============       ============   ==============

              Balances as of October 31, 2001

                                                        PRE-PETITION       POST PETITION             TOTAL
        21710 Audit/Tax Fees                            (511,592.12)          16,748.88           (494,843.24)
        21740 Legal Fees                                (853,429.95)                  -           (853,429.95)
        21750 Marketing Expenses                        (475,730.06)                  -           (475,730.06)
        21760 Operating Expenses                                  -      (12,874,453.79)       (12,874,453.79)
        21770 Labor Load Accrual                                  -                   -                     -
        21795 Other Accrued Expenses                              -                   -                     -
                                                      --------------     ---------------       ---------------
                                                      (1,840,752.13)     (12,857,704.91)       (14,698,457.04)
                                                      ==================================       ================

        21720 Interest Expense                       (31,489,773.38)     (20,859,375.00)       (52,349,148.38)

                                                     ----------------------------------------------------------
                                                     (33,330,525.51)     (33,717,079.91)       (67,047,605.42)
                                                     ===========================================================

                           RHYTHMS NETCONNECTIONS INC.
                       CONSOLIDATED STATEMENT OF CASH FLOW
                                 (IN THOUSANDS)

                                                                                             ONE MONTH ENDED
                                                                                           -------------------
                                                                                                 OCTOBER 31,
                                                                                           -------------------
                                                                                                    2001
CASH FLOWS FROM OPERATING ACTIVITIES:                                                            (unaudited)
     Net loss                                                                                     $ (32,489)
     Adjustments to reconcile net loss to net cash used for operating activities:
         Depreciation and amortization of furniture, fixtures, equipment, and collocation fees        7,178
         Amortization of debt discount and deferred debt issue costs                                  2,553
         Bad debt expense                                                                             7,498
         Other                                                                                            -
         Changes in assets and liabilities:
             Decrease in accounts, loans, interest, and other receivables, net                       (2,626)
             Decrease in inventory                                                                        -
             Increase in prepaid expenses and other current assets                                      250
             Decrease in trust assets                                                                   (27)
             Increase (decrease) in accounts payable                                                  6,296
             Increase (decrease) in interest payable                                                  6,953
             Decrease in accrued expenses and other current liabilities                              (1,808)

--------------------------------------------------------------------------------------------------------------
                Net cash used for operating activities                                               (6,222)
CASH FLOWS FROM
--------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES:
     Purchases (maturities) of short-term investments, net                                            3,565
     Purchases (maturities) of government securities as restricted cash, net                         (1,253)
     Equity investments                                                                                   -
     Purchases of furniture, fixtures, and equipment                                                   (740)
     Payments of collocation fees                                                                         -
--------------------------------------------------------------------------------------------------------------
                Net cash provided by (used for) investing activities                                  1,572
--------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from issuance of stock                                                                    118
     Proceeds from Borrowing (See note below)                                                         3,778
     Proceeds from Warrants                                                                               -
     Purchase of treasury stock                                                                           -
--------------------------------------------------------------------------------------------------------------
                Net cash provided by (used for) financing activities                                  3,896
--------------------------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                                                              (754)
Cash and cash equivalents at beginning of period                                                      7,042
--------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                                                          $ 6,288
==============================================================================================================
Supplemental schedule of cash flow information:
     Cash paid for interest                                                                             $ -
==============================================================================================================

Proceeds from Borrowings represent funds received from MCI Worldcm related to Debtor In Possession Financing approved Sept 24, 2001.

                           RHYTHMS NETCONNECTIONS INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)

                                                                          ONE MONTH ENDED        TEN MONTHS ENDED
                                                                              31-OCT                  31-OCT
                                                                      ----------------------------------------------
                                                                               2001                    2001
--------------------------------------------------------------------------------------------------------------------
                                                                            (unaudited)             (unaudited)
Revenue:
        Service and Installation Revenues                                  $      4,571              $   76,293
        Sales Returns and Allowances                                             (4,954)                (31,337)
--------------------------------------------------------------------------------------------------------------------
   Service and installation, net                                           $       (383)             $   44,956
--------------------------------------------------------------------------------------------------------------------

Cost of Services:
   Network and service costs                                                      9,732                 179,876

Operating Expenses:
   Selling, marketing, general and administrative                                 6,199                 166,376
   Restructuring costs                                                                0                   7,571
   Depreciation and amortization                                                  7,300                 104,636

--------------------------------------------------------------------------------------------------------------------
       Total Cost of Operations                                            $     23,231              $  458,459
--------------------------------------------------------------------------------------------------------------------

Loss from operations                                                       $     23,614              $ (413,503)
--------------------------------------------------------------------------------------------------------------------

Other Income (Expense):
Interest income                                                                     576                  14,068
Interest expense (including amortized debt                                       (9,628)                (95,101)
   discount and issue costs)
Equity in losses of affiliates                                                        0                 (12,648)
Other income                                                                        177                 (17,000)
--------------------------------------------------------------------------------------------------------------------
       Total other income (expense)                                        $     (8,875)             $ (110,681)
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================
NET LOSS                                                                   $     14,739              $ (524,184)
====================================================================================================================

                           RHYTHMS NETCONNECTIONS INC.
                         EXPENDITURES FUNDED BY WORLDCOM
                                  OCTOBER 2001

FUNDING TRANSFERS AND COLLECTIONS FROM WORLDCOM:                         3,963,987.74

EXPENDITURES REIMBURSED BY WORLDCOM:
                 Maintenance Agreements                                    140,966.11
                 Cost of Goods Sold                                      1,172,473.25
                 Operating Expenses                                      2,574,216.19
                                                                        --------------
                                                                         3,887,655.55
                                                                        ==============

                           RHYTHMS NETCONNECTIONS INC.
                                GROSS WAGES PAID
                                  OCTOBER 2001

                                   PAY PERIOD                                 AMOUNT
                                                                             ---------
September 23-October 6, 2001                                                  833,492
October 7-20, 2001                                                            708,005
                                                                           -----------
                                                                            1,541,496
                                                                           ===========


All wage obligations are paid by the Debtor, Rhythms NetConnections Inc. No wages are paid by Rhythms Links, Rhythms Links VA, Rhythms Leasing or Rhythms Canada.

                           RHYTHMS NETCONNECTIONS INC.
                            SCHEDULE OF PAYROLL TAXES
                              FOR OCTOBER 31, 2001

         DESCRIPTION         PAYROLL TAX WITHHELD       PAYROLL TAX INCURRED          PAYROLL TAX PAID
FIT WITHHELD                  (161,133)                                               161,133
LOCAL WITHHELD                     (57)                                                    57
MEDICARE WITHHELD              (11,934)                                                11,934
OASDI WITHHELD                 (20,908)                                                20,908             PAY PERIOD
SDI WITHHELD                      (130)                                                   127             SEPTEMBER 23-OCTOBER 6
SIT WITHHELD                   (33,100)                                                33,100             PAYMENT DATE - 10/5/01
FUTA PAYABLE                                                 (20)                          20
MEDICARE PAYABLE                                         (11,934)                      11,934
OASDI PAYABLE                                            (20,908)                      20,908
SUI PAYABLE                                                  (24)                          24


FIT WITHHELD                  (126,480)                                               126,480
LOCAL WITHHELD                     (56)                                                    56
MEDICARE WITHHELD              (10,118)                                                10,118             PAY PERIOD
OASDI WITHHELD                 (18,806)                                                18,806             OCTOBER 7-20
SDI WITHHELD                      (120)                                                   116             PAYMENT DATE - 10/19/01
SIT WITHHELD                   (27,354)                                                27,354
MEDICARE PAYABLE                                         (10,118)                      10,118
OASDI PAYABLE                                            (18,806)                      18,806
                           -------------------------------------------------------------------
                              (410,196)                  (61,810)                     471,999
                           ===================================================================

                           RHYTHMS NETCONNECTIONS INC.
                          PAYROLL TAX PAYMENTS BY STATE
                                  OCTOBER 2001

            STATE                        TOTAL
           -------                      -------
CA                                                  3,579
CO                                                 51,602
GA                                                    186
IL                                                    694
IN                                                    139
MA                                                    882
MD                                                    938
MI                                                    131
MN                                                    134
N1 - NY City - NY                                     113
NC                                                    313
NJ                                                    278
NY                                                    761
OH                                                    108
PA                                                    102
VA                                                    661
WI                                                    213
IRS/FUTA                                          411,165
                                        ------------------
                                                  471,999
                                        ==================

Rhythms NetConnections & Subsidiaries
Debtors-In-Possession
Schedule of Tax Payments
October 2001 (Based on September, 2001 Revenue)

Entity            Taxing Jurisdiction                  Tax Type                           Amount Paid

Links             Alabama                              Seller's Use Tax Return                           -
Links             Alabama                              Consumer's Use Tax Return                         -
Links             Arizona                              Transaction Privelege Tax                  6,263.68
Links             Arkansas                             Sales and Use Tax                                 -
Links             California                           Sales and Use Tax                          7,960.75
Links             Colorado                             Retail Sales Tax                           4,880.00
Links             Colorado - City of Aurora            Retail Sales Tax                             421.56
Links             Colorado - City of Boulder           Retail Sales Tax                                  -
Links             Colorado - City of Denver            Retail Sales Tax                           2,408.94
Links             Colorado - City of Englewood         Retail Sales Tax                              88.14
Links             Colorado - City of Lafayette         Retail Sales Tax                              44.22
Links             Colorado - City of Littleton         Retail Sales Tax                             453.86
Links             Colorado - City of Longmont          Retail Sales Tax                             332.51
Links             Colorado - City of Thornton          Retail Sales Tax                             126.17
Links             Connecticut                          Sales and Use Tax                          6,295.73
NC                Connecticut                          Sales and Use Tax                                 -
Links             Federal Government                   Telephone Relay System                    16,290.78
Links             Federal Government                   Universal Service Fee                  1,223,163.16
Links             Florida                              Sales and Use Tax                            790.05
Links             Georgia                              Sales and Use Tax                             64.38
NC                Illinois                             Sales and Use Tax                                 -
Links             Illinois                             Sales and Use Tax                            343.05
Links             Illinois                             Telecommunications Excise                 54,858.00
Links             Illinois                             Infrastructure Maintenance                 3,795.50
Links             Indiana                              Income                                    12,971.00
Links             Indiana                              Sales and Use Tax                          7,634.78
Links             Iowa                                 Retailer's Use Tax                                -
Links             Kentucky                             Business License                              15.00
Links             Kentucky                             Sales and Use Tax                                 -
Links             Louisiana                            Sales and Use Tax                                 -
Links             Maryland                             Sales and Use Tax                                 -
Links             Massachusetts                        Sales and Use Tax                            143.25
Links             Michigan                             Business License                              15.00
NC                Michigan                             Business License                              15.00
Links             Michigan                             Sales and Use Tax                            542.22
Links             Minnesota                            Sales and Use Tax                          7,294.00
NC                Minnesota                            Income                                       300.00
Links             Mississippi                          Sales Tax                                         -
Links             Missouri                             Income                                     1,469.00
Links             Nebraska                             Sales and Use Tax                                 -
NC                New Hampshire                        Income                                       805.00
NC                New Jersey                           Sales and Use Tax                                 -
Links             New Jersey                           Sales and Use Tax                         34,583.25
Links             New York                             Sales and Use Tax                                 -
Links             North Carolina                       Business License                             343.18


Links             North Carolina                       Regulatory Fee                                25.00
Links             North Carolina                       Sales and Use Tax                              9.39
Links             North Carolina - Mecklenburg         Sales and Use Tax                                 -
Links             Ohio                                 Seller's Use Tax                          10,060.41
Links             Pennsylvania                         Gross Receipts                                    -
NC                Pennsylvania                         Income                                     3,981.00
Links             Pennsylvania                         Sales and Use Tax                         19,977.76
Links             Rhode Island                         Sales and Use Tax                                 -
Links             Tennessee                            Income                                     1,292.00
Links             Tennessee                            Sales and Use Tax                                 -
Links             Texas                                Sales and Use Tax                         14,938.73
Links             Texas                                Universal Service Fee                      8,087.64
Links             Utah                                 Sales and Use Tax                          6,534.87
NC                Virginia                             Dealer's Use Tax                                  -
Links             Virginia                             Dealer's Use Tax                              16.33
NC                Washington                           Combined Excise Tax                               -
Links             Washington                           Combined Excise Tax                        8,754.14
Links             Washington                           Business License                              84.00
Links             Washington, D.C.                     Sales and Use Tax                             24.79
Links             West Virginia                        Business License                              80.56
Links             Wisconsin                            Business License                              50.00
Links             Wisconsin                            Telephone Relay System                     2,392.40
Links             Wisconsin                            Sales and Use Tax                         11,045.42
                                                                                          -----------------
                                                                                              1,482,065.60
                                                                                          ==================

Rhythms NetConnections & Subsidiaries
Debtors-In-Possession
Schedule of Tax Payments
October 2001

Entity            Taxing Jurisdiction                  Tax Type                           Amount Paid
Links             AL - Shelby County                   Property                                     470.12
Links             AL - Jefferson City                  Property                                   6,956.72
Links             AZ - Maricopa County                 Property                                  64,634.93
Links             CA - Orange County                   Property                                   1,060.88
Links             CA - Santa Clara                     Property                                  99,616.44
Links             CA - Solano County                   Property                                   2,422.22
Links             Cisco                                Property                                  91,383.64
Links             CT - Bridgeport                      Property                                   4,454.45
Links             CT - Danielson                       Property                                     117.90
Links             CT - Hartford                        Property                                   1,474.55
Links             CT - New Milford                     Property                                     853.36
Links             CT - Norwich                         Property                                     576.84
Links             CT - Watertown                       Property                                     534.97
Links             CT - West Hartford                   Property                                   1,602.99
Links             GA - Alpharetta                      Property                                     145.37
Links             GA - Rockdale                        Property                                     908.54
Links             IN - Marion County                   Property                                   1,550.07
Links             MA - Arlington                       Property                                     267.22
Links             MA - Bedford                         Property                                     300.04
Links             MA - Bellerica                       Property                                     734.71
Links             MA - Boston                          Property                                   2,384.30
Links             MA - Burlington                      Property                                     219.67
Links             MA - Chelmsford                      Property                                     554.83
Links             MA - Concord                         Property                                      90.58
Links             MA - Framingham                      Property                                     503.46
Links             MA - Gloucester                      Property                                     177.50
Links             MA - Haverhill                       Property                                     266.72
Links             MA - Hopkinton                       Property                                     233.69
Links             MA - Lexington                       Property                                     312.07
Links             MA - Lowell                          Property                                      65.48
Links             MA - Lynn                            Property                                     277.30
Links             MA - Marshfield                      Property                                      40.25
Links             MA - Milton                          Property                                      24.79
Links             MA - Natick                          Property                                     216.93
Links             MA - Needham                         Property                                     192.17
Links             MA - Newton                          Property                                     274.12
Links             MA - Revere                          Property                                     634.38
Links             MA - Saugus                          Property                                     207.98
Links             MA - Somerville                      Property                                     175.89
Links             MA - Sudbury                         Property                                      54.18
Links             MA - Topsfield                       Property                                     672.18
Links             MA - Waltham                         Property                                     706.90
Links             MA - Watertown                       Property                                     152.01
Links             MA - Wellesley                       Property                                      74.76
Links             MA - Westborough                     Property                                     475.16


Links             MA - Willmington                     Property                                     779.29
Links             MA - Worcester                       Property                                      54.49
Links             NC - Burlington                      Property                                       1.35
Links             NC - Charlotte                       Property                                   1,672.98
Links             NC - Durham                          Property                                   9,973.36
Links             NC - Monroe                          Property                                      15.72
Links             NC - Wake County                     Property                                   2,918.71
Links             TN - Gallatin                        Property                                     463.75
Links             TN - Memphis                         Property                                   2,081.23
Links             TN - Nashville                       Property                                  27,149.88
Links             TN - Williamson                      Property                                     664.00
Links             TX - Galveston                       Property                                   2,304.70
Links             VA - Arlington                       Property                                   3,992.37
Links             VA - Chesapeake                      Property                                     148.87
Links             VA - Herndon                         Property                                     233.37
Links             VA - Petersburg                      Property                                      42.77
Links             VA - Portsmouth                      Property                                      11.76
Links             VA - Williamsburg                    Property                                       5.93
Links             WA - King County                     Property                                   1,069.34

                                                                                                342,167.01
                                                                                               ============